Exhibit 99.1

AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of Schedule 13D (including additional amendments thereto) with respect to the Common Stock, par value $0.0001 per share, of HighPeak Energy, Inc.  This Joint Filing Agreement shall be filed as an Exhibit to such Statement. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.

Dated:  September 17, 2025

HighPeak Energy Partners, LP

Signature: /s/ Daniel Silver
Name/Title: Daniel Silver/Manager HighPeak Energy Partners GP, LP, its General Partner

HighPeak Energy Partners II, LP

Signature: /s/ Daniel Silver
Name/Title: Daniel Silver/Manager HighPeak Energy Partners GP II, LP, its General Partner

HighPeak Pure Acquisition, LLC

Signature: /s/ Daniel Silver Name/Title: Daniel Silver/Manager HighPeak Energy Partners, LP, its Sole Member

HighPeak Energy Partners, LP

Signature: /s/ Daniel Silver Name/Title: Daniel Silver/Manager HighPeak Energy GP, LLC, its General Partner

HighPeak Energy Partners GP, LP

Signature: /s/ Daniel Silver
Name/Title: Daniel Silver/Manager HighPeak GP, LLC, its General Partner

HighPeak GP, LLC

Signature: /s/ Daniel Silver Name/Title: Daniel Silver/Manager

HighPeak Energy GP II, LLC

Signature: /s/ Daniel Silver
Name/Title: Daniel Silver/Manager HighPeak Energy Partners II, LP, its Sole Member

HighPeak Energy Partners II, LP

Signature: /s/ Daniel Silver Name/Title: Daniel Silver/Manager HighPeak Energy GP II, LLC, its General Partner

HighPeak Energy Partners GP II, LP

Signature: /s/ Daniel Silver Name/Title: Daniel Silver/Manager HighPeak Energy GP, LLC, its General Partner

HighPeak Energy Partners GP, LP

Signature: /s/ Daniel Silver
Name/Title: Daniel Silver/Manager HighPeak GP II, LLC, its General Partner

Jack Hightower

Signature: /s/ Jack Hightower
Name/Title: Jack Hightower/Self